                                  EXHIBIT 99.1


[GRAPHIC OMITTED]              PRELIMINARY SAMPLE              [GRAPHIC OMITTED]
                               POPULAR ABS 2005-B

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

EQUITY ONE 2005-B

                                    Wtd Avg          Percent of   Wtd Avg          Wtd Avg   Wtd Avg   Wtd Avg
                                Current Balance    Current Balance  GWAC  % MI       FICO      DTI       LTV   % SFD     % PUD
                                ---------------    --------------- -----  ----     -------   -------   ------- -----     -----
FICO
 under 500/unavailable               220,400             0.13      7.185  0.00          0     32.19     79.56  100.00     0.00
525-549 LTV > 65                     149,119              5.1      8.161  0.00        537     37.46     83.57   96.60     0.00
550-574 LTV > 65                     139,087             7.56      7.795  0.00        563     39.57     84.11   92.52     0.00
575-599 LTV > 70                     143,165            10.58      7.538  0.00        587     37.31     86.22   94.22     0.00
600-624 LTV > 70                     164,727             16.1      7.394  0.00        613     38.62     87.82   89.29     0.00
625-649 LTV > 70                     153,208            14.83      7.321  0.00        636     38.58     90.56   88.43     0.00
650-674 LTV > 80                     173,878             11.1      7.437  0.00        661     39.87     93.19   89.75     0.00
675-699 LTV > 80                     170,129             6.55      7.345  0.00        686     37.68     91.21   80.15     0.00
700-724 LTV > 80                     185,414             3.45      7.095  0.00        711     40.00     92.44   87.73     0.00
725-749 LTV > 85                     199,571             1.46      7.219  0.00        736     32.95     94.81   67.81     0.00
750-774 LTV > 85                     172,229             0.53      7.387  0.00        761     33.26     91.71   58.36     0.00
775-799 LTV > 85                     204,721             0.88      7.467  0.00        783     37.01     95.28   45.51     0.00
800-824 LTV > 85                     156,092             0.24      7.004  0.00        803     32.81     90.86   75.78     0.00

LTV
 60.00 - 64.99 DTI >= 50             156,815             0.34      7.324  0.00        631     52.08     63.39   63.14     0.00
 65.00 - 69.99 DTI >= 50             149,715             0.32      7.135  0.00        636     52.00     68.08  100.00     0.00
 70.00 - 74.99 DTI >= 50             269,793             0.66      6.626  0.00        636     54.30     72.05   80.33     0.00
 75.00 - 79.99 DTI >= 50             156,962             1.01      6.983  0.00        645     51.45     77.97   97.88     0.00
 80.00 - 84.99 DTI >= 50             189,310             1.68      6.983  0.00        627     52.04     81.28   80.07     0.00
 85.00 - 89.99 DTI >= 50             175,012              1.5      7.057  0.00        620     51.88     87.05   89.62     0.00
 90.00 - 94.99 DTI >= 50             213,234             2.67      7.499  0.00        619     52.24     90.63   89.97     0.00
 95.00 - 99.99 DTI >= 50             192,106             1.29      7.465  0.00        660     51.41     96.37   79.96     0.00
100.00 +       DTI >= 50             192,037             2.58      7.519  0.00        652     52.51    100.00   84.21     0.00

DTI
20-24.99 FICO < 525                  115,000             0.04      7.000  0.00          0     21.10     50.00  100.00     0.00
25-29.99 FICO < 550                  221,556             0.68      8.135  0.00        538     27.68     82.54   88.08     0.00
30-34.99 FICO < 575                  117,015             1.43      8.036  0.00        550     33.10     79.56   95.91     0.00
35-39.99 FICO < 600                  138,141             3.97      7.799  0.00        569     37.51     82.73   93.31     0.00
40-44.99 FICO < 625                  157,538             8.28      7.597  0.00        585     42.57     82.00   93.86     0.00
45-49.99 FICO < 650                  158,708            12.94      7.417  0.00        603     47.72     86.45   87.02     0.00
50-54.99 FICO < 675                  182,501             8.86      7.320  0.00        616     51.65     87.03   86.50     0.00
55-up FICO < 700                     271,569             1.24      7.022  0.00        648     55.83     85.87   91.19     0.00

                                [RESTUBBED TABLE]

                               % Owner Occ  % Full Doc   % Ltd Doc   % Stated Doc  % Int Only    % CA    % NY    % FL
                               -----------  ----------   ---------   ------------  ----------    ----    ----    ----
FICO
 under 500/unavailable            100.00        0.00        0.00          73.91        0.00
525-549 LTV > 65                   99.50       78.58        0.00           1.99        0.00
550-574 LTV > 65                   98.96       79.39        0.55          11.20        0.00
575-599 LTV > 70                   95.85       71.87        0.46          14.55        0.00
600-624 LTV > 70                   89.37       62.44        0.62          14.36        0.00
625-649 LTV > 70                   89.73       72.31        0.37          12.16        0.00
650-674 LTV > 80                   88.15       62.88        0.00          13.14        0.00
675-699 LTV > 80                   75.64       67.04        0.00           8.88        0.00
700-724 LTV > 80                   76.48       72.93        0.00           4.76        0.00
725-749 LTV > 85                   59.92       59.50        0.00           3.68        0.00
750-774 LTV > 85                   70.93       43.49        0.00          42.79        0.00
775-799 LTV > 85                   59.71       78.68        7.44          13.88        0.00
800-824 LTV > 85                   20.14       75.80        0.00          24.20        0.00

LTV
 60.00 - 64.99 DTI >= 50           84.98       78.15        0.00          21.85        0.00
 65.00 - 69.99 DTI >= 50           91.90       26.29        0.00          24.76        0.00
 70.00 - 74.99 DTI >= 50           73.31       40.29        0.00          19.67        0.00
 75.00 - 79.99 DTI >= 50           83.63       74.20        2.36          13.33        0.00
 80.00 - 84.99 DTI >= 50           81.14       66.17        0.00           4.57        0.00
 85.00 - 89.99 DTI >= 50           84.86       81.84        0.00           1.08        0.00
 90.00 - 94.99 DTI >= 50           91.76       79.39        0.00          14.39        0.00
 95.00 - 99.99 DTI >= 50           82.61       67.81        0.00           0.00        0.00
100.00 +       DTI >= 50           95.10       88.88        0.00           0.00        0.00

DTI
20-24.99 FICO < 525               100.00        0.00        0.00           0.00        0.00
25-29.99 FICO < 550               100.00       47.59        0.00           0.00        0.00
30-34.99 FICO < 575               100.00       82.56        0.00           8.12        0.00
35-39.99 FICO < 600                97.70       64.45        0.00          28.67        0.00
40-44.99 FICO < 625                97.72       73.66        0.00          17.37        0.00
45-49.99 FICO < 650                92.78       76.13        1.28          12.24        0.00
50-54.99 FICO < 675                88.17       73.35        0.27           7.75        0.00
55-up FICO < 700                   92.50       62.16        0.00          11.41        0.00

STATED & LIMITED DOC
 Not Available                       325,800              0.1      7.250  0.00          0     36.10     90.00  100.00     0.00
525-549                              166,430              0.1      9.452  0.00        535     44.14     82.26  100.00     0.00
550-574                              195,084             1.01      7.745  0.00        565     36.44     75.27   88.67     0.00
575-599                              185,007             1.92      7.522  0.00        588     38.28     78.79   77.39     0.00
600-624                              170,686             3.28      7.496  0.00        609     37.86     78.61   92.66     0.00
625-649                              178,081             2.23      7.496  0.00        636     41.29     80.25   85.37     0.00
650-674                              204,318             2.37      7.404  0.00        660     41.22     81.86   69.61     0.00
675-699                              188,102             1.03      7.462  0.00        686     36.03     79.37   69.30     0.00
700-724                              130,723             0.36      7.131  0.00        710     39.20     78.36   91.24     0.00
725-749                              201,767             0.37      7.160  0.00        739     38.37     77.68   65.55     0.00
750-774                              368,495             0.23      6.979  0.00        767     25.22     89.99   73.15     0.00
775-799                              305,465             0.19      7.374  0.00        776     34.27     90.00   65.11     0.00
800-824                              188,849             0.06      7.130  0.00        802     48.49     89.15  100.00     0.00

IO LOANS
Fico Ranges                                -                0      0.000  0.00          0      0.00      0.00    0.00     0.00

                                [RESTUBBED TABLE]

STATED & LIMITED DOC
 Not Available                    100.00        0.00        0.00         100.00        0.00     0.00    0.00    0.00
525-549                           100.00        0.00        0.00         100.00        0.00     0.00    0.00    0.00
550-574                            97.74        0.00        4.07          95.93        0.00     0.00    0.00    4.07
575-599                            94.12        0.00       15.54          84.46        0.00     1.69    0.00    6.61
600-624                            90.33        0.00        3.04          96.96        0.00     5.09    3.25    5.80
625-649                            79.58        0.00        2.47          97.53        0.00     3.83    0.00    1.85
650-674                            82.98        0.00        1.00          99.00        0.00     0.00    0.00    0.00
675-699                            68.79        0.00        0.00         100.00        0.00     0.00    0.00    0.00
700-724                            94.05        0.00        8.50          91.50        0.00     8.50    0.00   10.17
725-749                            65.55        0.00        0.00         100.00        0.00     0.00    0.00   12.08
750-774                           100.00        0.00        0.00         100.00        0.00     0.00    0.00    0.00
775-799                            65.11        0.00       34.89          65.11        0.00     0.00    0.00    0.00
800-824                             0.00        0.00        0.00         100.00        0.00     0.00    0.00    0.00

IO LOANS
Fico Ranges                         0.00        0.00        0.00           0.00        0.00     0.00    0.00    0.00

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction.

In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                                                           POPULAR 2005-B
                                                     STRESS RUNS FOR M2, M3, M6

                                                             --------------------------------------------------------------------
                                                                                            M2
                                                             --------------------------------------------------------------------
NO PREPAY STRESS

                                                                     MIN 0
                                 FWD LIBOR/SWAP SHIFT               -200 BP                 0 BP                  200 BP
                                               PREPAY               1.00x Base Case       1.00x Base Case        1.00x Base Case

                                   Loss Severity: 40%
                            Recovery Delay: 12 months
                               % CUM LOSS YIELD BREAK                17.74%                 17.42%                15.10%
                                    CDR - YIELD BREAK                20.44                  19.83                 15.93
                      % CUM LOSS 1ST $ PRINCIPAL LOSS                17.68%                 17.35%                15.03%
                           CDR - 1ST $ PRINCIPAL LOSS                20.32                  19.70                 15.82

                                   Loss Severity: 50%        Do NOT explicitly calc. Interpolate please.
                            Recovery Delay: 12 months
                               % CUM LOSS YIELD BREAK                18.33%                 17.96%                 9.99%
                                    CDR - YIELD BREAK                16.42                  15.91                  9.22
                      % CUM LOSS 1ST $ PRINCIPAL LOSS                18.26%                 17.87%                15.40%
                           CDR - 1ST $ PRINCIPAL LOSS                16.32                  15.80                 12.76

                                   Loss Severity: 60%
                            Recovery Delay: 12 months
                               % CUM LOSS YIELD BREAK                18.93%                 18.49%                 4.88%
                                    CDR - YIELD BREAK                12.39                  11.98                  2.50
                      % CUM LOSS 1ST $ PRINCIPAL LOSS                18.84%                 18.39%                15.77%
                           CDR - 1ST $ PRINCIPAL LOSS                12.31                  11.89                  9.70

                                   Loss Severity: 40%
                Recovery Delay: 12 months. NO ADVANCE
                               % CUM LOSS YIELD BREAK                16.72%                 14.82%                12.66%
                                    CDR - YIELD BREAK                18.62                  15.51                 12.41
                      % CUM LOSS 1ST $ PRINCIPAL LOSS                16.65%                 14.75%                12.59%
                           CDR - 1ST $ PRINCIPAL LOSS                18.51                  15.40                 12.31

                                   Loss Severity: 50%        Do NOT explicitly calc. Interpolate please.
                Recovery Delay: 12 months. NO ADVANCE
                               % CUM LOSS YIELD BREAK                17.46%                 15.62%                 8.47%
                                    CDR - YIELD BREAK                15.19                  12.88                  7.29
                      % CUM LOSS 1ST $ PRINCIPAL LOSS                17.39%                 15.54%                13.23%
                           CDR - 1ST $ PRINCIPAL LOSS                15.10                  12.78                 10.28

                                   Loss Severity: 60%
                Recovery Delay: 12 months. NO ADVANCE
                               % CUM LOSS YIELD BREAK                18.20%                 16.43%                 4.27%
                                    CDR - YIELD BREAK                11.75                  10.24                  2.17
                      % CUM LOSS 1ST $ PRINCIPAL LOSS                18.12%                 16.33%                13.88%
                           CDR - 1ST $ PRINCIPAL LOSS                11.68                  10.16                  8.25



PREPAY STRESS

                                                                     MIN 0
                                 FWD LIBOR/SWAP SHIFT               -200 BP                   BP                  200 BP
                                               PREPAY               2.00x Base Case       1.00x Base Case        0.50x Base Case


                                   Loss Severity: 50%
                            Recovery Delay: 12 months
                               % CUM LOSS YIELD BREAK                15.44%                 18.05%                12.66%
                                    CDR - YIELD BREAK                24.84                  14.94                  4.80
                      % CUM LOSS 1ST $ PRINCIPAL LOSS                15.41%                 17.96%                21.26%
                           CDR - 1ST $ PRINCIPAL LOSS                24.77                  14.83                 10.06


                                   Loss Severity: 50%
                Recovery Delay: 12 months. NO ADVANCE
                               % CUM LOSS YIELD BREAK                13.88%                 15.74%                18.73%
                                    CDR - YIELD BREAK                21.75                  12.33                  8.25
                      % CUM LOSS 1ST $ PRINCIPAL LOSS                13.84%                 15.65%                18.59%
                           CDR - 1ST $ PRINCIPAL LOSS                21.68                  12.24                  8.16

                                                         [RESTUBBED TABLE]

                                                               -------------------------------------------------------------------
                                                                                             M3
                                                               -------------------------------------------------------------------
NO PREPAY STRESS

                                                                       MIN 0
                                 FWD LIBOR/SWAP SHIFT                 -200 BP                 0 BP                 200 BP
                                               PREPAY                1.00x Base Case        1.00x Base Case       1.00x Base Case

                                   Loss Severity: 40%
                            Recovery Delay: 12 months
                               % CUM LOSS YIELD BREAK                  16.48%                16.17%                 13.79%
                                    CDR - YIELD BREAK                  18.22                 17.66                  13.97
                      % CUM LOSS 1ST $ PRINCIPAL LOSS                  16.44%                16.12%                 13.74%
                           CDR - 1ST $ PRINCIPAL LOSS                  18.14                 17.58                  13.90

                                   Loss Severity: 50%          Do NOT explicitly calc. Interpolate please.
                            Recovery Delay: 12 months
                               % CUM LOSS YIELD BREAK                  16.98%                16.65%                 14.13%
                                    CDR - YIELD BREAK                  14.67                 14.24                  11.33
                      % CUM LOSS 1ST $ PRINCIPAL LOSS                  16.92%                16.59%                 14.07%
                           CDR - 1ST $ PRINCIPAL LOSS                  14.61                 14.17                  11.27

                                   Loss Severity: 60%
                            Recovery Delay: 12 months
                               % CUM LOSS YIELD BREAK                  17.47%                17.12%                14.47%
                                    CDR - YIELD BREAK                  11.12                 10.81                  8.69
                      % CUM LOSS 1ST $ PRINCIPAL LOSS                  17.41%                17.06%                14.40%
                           CDR - 1ST $ PRINCIPAL LOSS                  11.07                 10.76                  8.64

                                   Loss Severity: 40%
                Recovery Delay: 12 months. NO ADVANCE
                               % CUM LOSS YIELD BREAK                  15.59%                13.73%                 11.54%
                                    CDR - YIELD BREAK                  16.75                 13.91                  10.95
                      % CUM LOSS 1ST $ PRINCIPAL LOSS                  15.56%                13.69%                 11.49%
                           CDR - 1ST $ PRINCIPAL LOSS                  16.69                 13.84                  10.89

                                   Loss Severity: 50%          Do NOT explicitly calc. Interpolate please.
                Recovery Delay: 12 months. NO ADVANCE
                               % CUM LOSS YIELD BREAK                  16.25%                14.47%                12.12%
                                    CDR - YIELD BREAK                  13.70                 11.59                  9.18
                      % CUM LOSS 1ST $ PRINCIPAL LOSS                  16.20%                14.42%                12.06%
                           CDR - 1ST $ PRINCIPAL LOSS                  13.65                 11.53                  9.12

                                   Loss Severity: 60%
                Recovery Delay: 12 months. NO ADVANCE
                               % CUM LOSS YIELD BREAK                  16.91%                15.21%                12.71%
                                    CDR - YIELD BREAK                  10.65                  9.27                  7.40
                      % CUM LOSS 1ST $ PRINCIPAL LOSS                  16.85%                15.15%                12.64%
                           CDR - 1ST $ PRINCIPAL LOSS                  10.60                  9.22                  7.35



PREPAY STRESS

                                                                       MIN 0
                                 FWD LIBOR/SWAP SHIFT                 -200 BP                  BP                  200 BP
                                               PREPAY                2.00x Base Case        1.00x Base Case       0.50x Base Case


                                   Loss Severity: 50%
                            Recovery Delay: 12 months
                               % CUM LOSS YIELD BREAK                  14.07%                16.73%                20.17%
                                    CDR - YIELD BREAK                  22.13                 13.42                  9.25
                      % CUM LOSS 1ST $ PRINCIPAL LOSS                  14.05%                16.68%                20.09%
                           CDR - 1ST $ PRINCIPAL LOSS                  22.08                 13.36                  9.19


                                   Loss Severity: 50%
                Recovery Delay: 12 months. NO ADVANCE
                               % CUM LOSS YIELD BREAK                  12.66%                14.58%                17.63%
                                    CDR - YIELD BREAK                  19.46                 11.12                  7.54
                      % CUM LOSS 1ST $ PRINCIPAL LOSS                  12.64%                14.53%                17.53%
                           CDR - 1ST $ PRINCIPAL LOSS                  19.41                 11.07                  7.48

                                                         [RESTUBBED STABLE]

                                                                  ------------------------------------------------------------------
                                                                                                 M6
                                                                  ------------------------------------------------------------------
NO PREPAY STRESS

                                                                          MIN 0
                                 FWD LIBOR/SWAP SHIFT                    -200 BP                 0 BP                 200 BP
                                               PREPAY                    1.00x Base Case       1.00x Base Case       1.00x Base Case

                                   Loss Severity: 40%
                            Recovery Delay: 12 months
                               % CUM LOSS YIELD BREAK                     12.12%                 12.46%                4.69%
                                    CDR - YIELD BREAK                     11.73                  12.16                 3.73
                      % CUM LOSS 1ST $ PRINCIPAL LOSS                     11.97%                 12.35%                9.79%
                           CDR - 1ST $ PRINCIPAL LOSS                     11.54                  12.01                 8.85

                                   Loss Severity: 50%             Do NOT explicitly calc. Interpolate please.
                            Recovery Delay: 12 months
                               % CUM LOSS YIELD BREAK                     12.39%                12.81%                 4.79%
                                    CDR - YIELD BREAK                      9.56                  9.95                  3.12
                      % CUM LOSS 1ST $ PRINCIPAL LOSS                     12.22%                12.68%                10.00%
                           CDR - 1ST $ PRINCIPAL LOSS                      9.40                  9.82                  7.28

                                   Loss Severity: 60%
                            Recovery Delay: 12 months
                               % CUM LOSS YIELD BREAK                     12.66%                13.16%                 4.90%
                                    CDR - YIELD BREAK                      7.39                  7.73                  2.51
                      % CUM LOSS 1ST $ PRINCIPAL LOSS                     12.46%                13.00%                10.21%
                           CDR - 1ST $ PRINCIPAL LOSS                      7.25                  7.62                  5.70

                                   Loss Severity: 40%
                Recovery Delay: 12 months. NO ADVANCE
                               % CUM LOSS YIELD BREAK                     12.16%                10.56%                 3.90%
                                    CDR - YIELD BREAK                     11.78                  9.76                  3.04
                      % CUM LOSS 1ST $ PRINCIPAL LOSS                     12.06%                10.45%                 8.15%
                           CDR - 1ST $ PRINCIPAL LOSS                     11.65                  9.63                  7.06

                                   Loss Severity: 50%             Do NOT explicitly calc. Interpolate please.
                Recovery Delay: 12 months. NO ADVANCE
                               % CUM LOSS YIELD BREAK                     12.56%                11.10%                 4.09%
                                    CDR - YIELD BREAK                      9.69                  8.22                  2.61
                      % CUM LOSS 1ST $ PRINCIPAL LOSS                     12.44%                10.98%                 8.55%
                           CDR - 1ST $ PRINCIPAL LOSS                      9.58                  8.11                  5.98

                                   Loss Severity: 60%
                Recovery Delay: 12 months. NO ADVANCE
                               % CUM LOSS YIELD BREAK                     12.95%                11.65%                 4.29%
                                    CDR - YIELD BREAK                      7.60                  6.67                  2.18
                      % CUM LOSS 1ST $ PRINCIPAL LOSS                     12.83%                11.52%                 8.95%
                           CDR - 1ST $ PRINCIPAL LOSS                      7.51                  6.58                  4.89


PREPAY STRESS

                                                                          MIN 0
                                 FWD LIBOR/SWAP SHIFT                    -200 BP                   BP                 200 BP
                                               PREPAY                    2.00x Base Case       1.00x Base Case       0.50x Base Case


                                   Loss Severity: 50%
                            Recovery Delay: 12 months
                               % CUM LOSS YIELD BREAK                     10.08%                12.87%                12.66%
                                    CDR - YIELD BREAK                     14.87                  9.45                  4.80
                      % CUM LOSS 1ST $ PRINCIPAL LOSS                     10.03%                12.74%                16.28%
                           CDR - 1ST $ PRINCIPAL LOSS                     14.77                  9.33                  6.73


                                   Loss Severity: 50%
                Recovery Delay: 12 months. NO ADVANCE
                               % CUM LOSS YIELD BREAK                      9.14%                11.18%                11.04%
                                    CDR - YIELD BREAK                     13.28                  7.92                  4.04
                      % CUM LOSS 1ST $ PRINCIPAL LOSS                      9.09%                11.06%                14.14%
                           CDR - 1ST $ PRINCIPAL LOSS                     13.19                  7.81                  5.55

ASSUMPTIONS
Severity: As noted
Recovery: As noted
Triggers Set to fail
Run to Maturity
Defaults are in addition to prepays
Base Case Prepays according to Pricing Speed
Advance: As noted


DISCLAIMER
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

                                 POPULAR 2005-B
                        CLASS M1 YIELD TABLE & Breakeven

-----------------------------------------------------------------------------------------------------------------------
PRICE = 100.0000                 5 CDR            10 CDR        15 CDR         20 CDR         25 CDR        30 CDR
Yield                            4.6643           4.6678        4.6705         4.6786         4.7032        4.7508
WAL                               4.38             4.44          4.49           4.57           4.73          5.11
Mod Durn                          3.94             3.99          4.03           4.09           4.22          4.50
Principal Window                46 - 60          46 - 62        46 - 64       46 - 67        46 - 74       46 - 102
Principal Writedown              0.00%            0.00%          0.00%         0.00%          0.00%          0.00%
Total Collateral Loss            6.07%            10.76%        14.48%         17.52%         20.05%        22.19%
-----------------------------------------------------------------------------------------------------------------------

CLASS M1 BREAKEVEN
Default (1)                    30.96 CDR
Collateral Loss (2)              22.56%

(1) The "Break CDR" is the CDR that creates first dollar of principal loss on the related bond.
(2) As a percentage of the Cut-Off Date balance of the Mortgage Loans.


ASSUMPTIONS
Prepayments: Pricing Speed
Defaults: as noted
Severity: 40%
Recovery: 12 month lag
Defaults are in addition to prepayments
Forward LIBOR
Triggers Set to fail
Run to Maturity
Principal and interest advanced on all defaulted loans


DISCLAIMER
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

S&P (B) Expected Loss                        5.35%
Moody's (B2) Expected Loss                   5.35%


AV-1 WAL at 10 CPR = 2.09 yrs



DISCLAIMER
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.